--------------------------------------------------------------------------------
                                 ANNUAL REPORT
--------------------------------------------------------------------------------

      1995
      1995
      1995
      1995
      1995
                        Smith Barney
                        Precious Metals
                        and Minerals
                        Fund Inc.

                        --------------------------------------------------------

                        October 31, 1995

[LOGO APPEARS HERE]     Smith Barney Mutual Funds
                        Investing for your future.
                        Every day.

--------------------------------------------------------------------------------
Smith Barney Precious Metals and Minerals Fund Inc.
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to provide you with the annual report for the Smith Barney Precious Metals and Minerals Fund Inc. for the year ended October 31, 1995. During the year under review, Smith Barney Precious Metals and Minerals Fund Inc. posted a return of -23.04% for Class A shares. This compared with a return of 26.41% for same time period by the Standard & Poor's 500-Stock Index, an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and over-the-counter market.

                          Special Shareholder Notice

At a special meeting held on December 18, 1995, shareholders of the Fund approved a proposal to change the Fund's name to Smith Barney Natural Resources Fund Inc. and to amend the Fund's investment objective to enable it to seek long-term capital appreciation by investing in primarily in the stocks and bonds of natural resource companies that own or process:

-- Precious metals, other minerals, water, timberland, agricultural commodities and forest products

-- Oil, natural gas, coal, uranium, geothermal, oil shale and biomass

In addition, the Fund can also invest in companies that:

-- Own or control oil, gas, or other mineral leases, rights or royalties

-- Provide related-services or supplies such as drilling, well servicing, chemicals and parts and equipment

-- Upgrade or process raw commodities into intermediate products

Moreover, the Fund can own gold bullion and gold coins.

For your convenience, we have summarized the Fund's performance for the period covered by this annual report during which time the Fund operated under its original investment objective.

Review of Markets and a Look Ahead

In general, gold shares performed poorly this year, while natural resource markets were fairly volatile. We believe the following factors influenced both the natural resource markets and gold shares during the period: the crisis in emerging markets, the interest rate cycle and currency volatility and the performance of the U.S. dollar.

Overall, we retain a positive outlook for the natural resource markets. We believe that in order for global demand for natural resources to strengthen, the Japanese economy must continue to recover and the U.S. economy must maintain its positive momentum. We also believe that both Russia and China will be important influences in these markets over the longer term. In recent years, Russia has been a major exporter of commodities which has contributed to a surplus in the natural resources markets. This year, we have started to witness a slowing in Russian exports. In addition, some analysts, for the first time in years, are suggesting that Russia's economy could start to grow quite strongly. A resumption in Russian internal demand would obviously reduce the availability of resources for export, and further tighten supply.

Gold & Silver Markets

Although there have been some sharp swings in price throughout the period, the trading ranges for gold have been remarkably narrow. The fundamentals of supply and demand have continued to strengthen. Far Eastern demand in particular has continued to grow, helped by the relative stability in price. Indeed, any weakness in 1995 was short-lived as strong buying interest re-emerged at lower levels. So far, however, any strong rallies have been dampened by a combination of central bank and producer hedging. In addition, there is evidence that the emerging markets crisis precipitated by the collapse of the Mexican peso may have resulted in sales by central banks of Latin American holdings. Producer hedging also picked up, particularly by the South African producers.

Silver prices were somewhat more volatile than gold prices, as has been the case historically. Like the gold market, the fundamentals of the silver market in terms of supply and demand have continued to improve, although in the silver market, there have been strong suggestions of inventory manipulation.

We are positive about the outlook for gold and gold shares in spite of the lackluster performance this year. Although global inflation appears benign, the fundamentals of the gold market in terms of supply and demand have continued to improve. Mine production is likely to fall further due mainly to operational problems in South Africa. At the same time, we expect demand to continue to rise. Historically, the fourth quarter of the calendar year sees a strong increase in demand as a number of fabricators restock for the Christmas season and demand builds in advance of January's major festivals such as the Chinese New Year and the Indian Wedding Season.

At this time, the silver market is showing signs of strengthening fundamentals. An upward move in silver prices would support higher gold prices as would increased volatility in the currency markets.

Platinum Market

The platinum metals group started the twelve-month period ended October 31, 1995 quite strongly. In particular, Japanese demand strengthened throughout the period, aided by the strong yen. Recently, however, platinum came under selling pressure, due mainly to a downturn in the outlook for U.S. automobiles.

Base Metals Markets

The base metals markets were somewhat volatile during the twelve-month period ended October 31, 1995. In several of these markets, prices peaked at the beginning of 1995 and, after a brief levelling off, peaked again in the spring, pushing prices higher throughout the summer. These higher prices were supported by a buildup in inventories, continued strength in demand, and a reduction in supplies in the aluminum market.

We anticipate that the recent correction in base metals prices has further to go. In the short term, the primary concern of many base metals investors appears to be a slowdown in growth both in the U.S. and weaker-than-anticipated performance in Continental Europe. Consumers, who had been supporting prices by building inventory positions, no longer appear to be building up inventories. Moreover, although the long-term outlook for Japan has improved, this has not yet translated into strong commodity demand. We anticipate some further correction in prices and that may represent a good buying opportunity. Although the outlook over the short term appears to be negative, we anticipate this sector might perform well next year. The year 1996 should see Japan strengthening, some recovery in China and the first possible positive growth for Russia in many years. At this time, we are underweighted in this sector; however, we may increase our holdings in this sector to position ourselves for a possible rally in 1996.

Oil & Gas Markets

Towards the end of last year, prices started to rise (particularly in oil), due at least in part to seasonal strength, demand increases and OPEC quotas being rolled back, effectively putting a lid on OPEC supply. However, by May 1995, the market started to weaken, as rumblings within OPEC pointed to an increase in quotas by the end of 1995. Share prices were further weakened in mid-summer as crude prices decreased.

The outlook for oil and gas is a little uncertain. Any reduction in economic growth numbers has a direct impact on oil. In addition, the supply side has deteriorated somewhat given the outlook for increased OPEC production quotas. OPEC is by far the lowest cost producer and appears increasingly reluctant to maintain quotas for the benefit of higher-cost, non-OPEC producers.

Other Natural Resource Markets

We expect the pulp and paper markets to do well, driven by continued strength in demand. Newsprint was driven by demand in the U.S. and continues to strengthen, despite a slowdown in the U.S. economy. With respect to our agricultural weighting, we will be mainly focused in Australia, which has performed positively.

For forest products, we have a slightly mixed outlook. With respect to pulp, we believe that prices look to be plateauing around current levels of $1,000 dollars per ton. Newsprint demand in North America appears likely to remain relatively strong, and that may mean another price increase next year. The forecast for the lumber market in the short term looks relatively subdued, although seasonally the fourth quarter is the best time of year. The key factor to watch is the housing market. One positive development, however, has been an improving outlook for Japan. Some companies may therefore benefit from at least a pick-up in volumes over the next six months.

Conclusion

On December 18, 1995, a new investment management team headed up by John Goode, President of Davis Skaggs, a division of Smith Barney Mutual Funds Management Inc., will manage the Fund. Mr. Goode currently manages more than $1.7 billion dollars in equity assets including the Smith Barney Fundamental Value Fund Inc. It is our intention that the Smith Barney Natural Resources Fund will maintain the same high level of service that you have come to expect from the Smith Barney Precious Metals and Minerals Fund. We look forward to serving your investment needs.

Sincerely,

/s/ Heath B. McLendon

Heath B. McLendon
Chairman and Chief Executive Officer

December 20, 1995

Smith Barney
Precious Metals and Minerals Fund Inc.
--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                                      Net Asset Value
                                   ----------------------
                                   Beginning        End        Income      Capital Gain       Return        Total
Year Ended                          of Year       of Year     Dividends    Distributions    of Capital   Returns/(1)/
=====================================================================================================================
10/31/95                            $21.44        $16.50        $0.00         $0.00           $0.00        (23.04)%
---------------------------------------------------------------------------------------------------------------------
10/31/94                             18.89         21.44         0.00          0.00            0.00         13.50
---------------------------------------------------------------------------------------------------------------------
10/31/93                             13.27         18.89         0.00          0.00            0.00         42.35
---------------------------------------------------------------------------------------------------------------------
10/31/92                             13.93         13.27         0.06          0.00            0.03         (4.09)
---------------------------------------------------------------------------------------------------------------------
10/31/91                             13.63         13.93         0.00          0.00            0.00          2.20
---------------------------------------------------------------------------------------------------------------------
10/31/90                             16.96         13.63         0.21          0.00            0.11        (18.18)
---------------------------------------------------------------------------------------------------------------------
10/31/89                             16.43         16.96         0.00          0.00            0.00          3.23
---------------------------------------------------------------------------------------------------------------------
10/31/88                             18.58         16.43         0.00          0.90            0.00         (7.56)
---------------------------------------------------------------------------------------------------------------------
Inception*-10/31/87                  15.20         18.58         0.00          0.00            0.00         22.24+
=====================================================================================================================
Total                                                           $0.27         $0.90           $0.14
=====================================================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                                      Net Asset Value
                                   ----------------------
                                   Beginning        End        Income      Capital Gain       Return        Total
Year Ended                          of Year       of Year     Dividends    Distributions    of Capital   Returns/(1)/
=====================================================================================================================
10/31/95                            $21.14        $16.15        $0.00         $0.00           $0.00        (23.60)%
---------------------------------------------------------------------------------------------------------------------
10/31/94                             18.75         21.14         0.00          0.00            0.00         12.75
---------------------------------------------------------------------------------------------------------------------
Inception*-10/31/93                  13.35         18.75         0.00          0.00            0.00         40.45+
=====================================================================================================================
Total                                                           $0.00         $0.00           $0.00
=====================================================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class C Shares
--------------------------------------------------------------------------------

                                      Net Asset Value
                                   ----------------------
                                   Beginning        End        Income      Capital Gain       Return        Total
Year Ended                          of Year       of Year     Dividends    Distributions    of Capital   Returns/(1)/
=====================================================================================================================
Inception*-10/31/95                 $20.63        $16.16        $0.00         $0.00           $0.00        (21.67)%+
=====================================================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

Smith Barney
Precious Metals and Minerals Fund Inc.
--------------------------------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------------------------------

                                                                Without Sales Charge/(1)/
                                                         ---------------------------------------
                                                         Class A        Class B         Class C
================================================================================================
Year Ended 10/31/95                                      (23.04)%       (23.60)%           N/A
------------------------------------------------------------------------------------------------
Five Years Ended 10/31/95                                  4.04            N/A             N/A
------------------------------------------------------------------------------------------------
Inception* through 10/31/95                                1.70           6.59          (21.67)%
================================================================================================

                                                                 With Sales Charge/(2)/
                                                         ---------------------------------------
                                                         Class A        Class B         Class C
================================================================================================
Year Ended 10/31/95                                      (26.89)%       (27.42)%           N/A
------------------------------------------------------------------------------------------------
Five Years Ended 10/31/95                                  2.97             N/A            N/A
------------------------------------------------------------------------------------------------
Inception* through 10/31/95                                1.12           5.70          (22.45)%
================================================================================================

--------------------------------------------------------------------------------
Cumulative Total Return
--------------------------------------------------------------------------------

                                                                       Without Sales Charge/(1)/
================================================================================================
Class A (Inception* through 10/31/95)                                          16.31%
------------------------------------------------------------------------------------------------
Class B (Inception* through 10/31/95)                                          20.97
------------------------------------------------------------------------------------------------
Class C (Inception* through 10/31/95)                                         (21.67)
================================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.00%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed less than one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

  + Total return is not annualized, as it may not be representative of the total return for the year.

  * Inception dates for Class A, B and C shares are November 24, 1986, November 6, 1992 and November 7, 1994, respectively.

Smith Barney
Precious Metals and Minerals Fund Inc.
--------------------------------------------------------------------------------
Historical Performance
--------------------------------------------------------------------------------

                Growth of $10,000 Invested in Class A Shares of
            the Smith Barney Precious Metals and Minerals Fund Inc.
             vs. MSCI World Index and Standard & Poor's 500 Index+
                                  (unaudited)
--------------------------------------------------------------------------------
                         November 1986 -- October 1995


                             [GRAPH APPEARS HERE]

                            Precious    Morgan Stanley
                            Metals &       Capital          S & P
                            Minerals    International        500
                              Fund       World Index        Index
       11/24/86               9,500         10,000          10,000
        10/87                11,613         11,479          10,388
        10/88                10,735         13,555          11,926
        10/89                11,081         15,129          15,075
        10/90                 9,066         13,172          13,948
        10/91                 9,266         14,947          18,621
        10/92                 8,886         13,879          20,475
        10/93                12,650         17,316          23,533
        10/94                14,358         18,336          24,443
        10/95                11,049         19,735          30,906

+ Hypothetical illustration of $10,000 invested in Class A shares at inception on November 24, 1986, assuming deduction of the maximum 5.00% sales charge at the time of investment and the reinvestment of dividends and capital gains, if any, at net asset value through October 31, 1995. The Morgan Stanley Capital International World Index is an arithmetical average weighted by market value of performance of 1,468 securities listed on the stock exchanges of the USA, Europe, Canada, Australia, New Zealand and the Far East. The Standard & Poor's 500 Index is an index composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Figures for the S&P 500 Index include the reinvestment of dividends. The indexes are unmanaged and not subject to the same management and trading expenses of a mutual fund. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

  All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

Smith Barney
Precious Metals and Minerals Fund Inc.
--------------------------------------------------------------------------------
Portfolio Highlights (unaudited)                                October 31, 1995
--------------------------------------------------------------------------------

Country Breakdown


                           [PIE CHART APPEARS HERE]

United Kingdom    5.7%
Canada           26.3%
Australia        28.4%
United States    31.5%
South Africa      8.1%


Top Ten Common Stock Holdings

                                                                 Percentage of
Company                                                        Total Investments
--------------------------------------------------------------------------------
Newmont Mining Corp.                                                  5.9%
Homestake Gold of Australia                                           5.7
T.V.X. Gold Inc.                                                      4.3
Placer Dome, Inc.                                                     4.2
Placer Pacific Ltd.                                                   4.2
Poseidon Gold Ltd.                                                    4.1
Cambior Inc.                                                          3.9
Battle Mountain Gold Co.                                              3.6
Homestake Mining Co.                                                  3.3
Aurora Gold Ltd.                                                      3.3

Smith Barney
Precious Metals and Minerals Fund Inc.
--------------------------------------------------------------------------------
Schedule of Investments                                         October 31, 1995
--------------------------------------------------------------------------------

  SHARES                      SECURITY                                                  VALUE
================================================================================================
STOCKS -- 100.0%
Australia -- 28.4%
 1,579,574      Aurora Gold Ltd.                                                     $ 1,802,371
   366,300      Emperor Mines Ltd.                                                       554,502
   411,200      Goldfields Ltd.                                                        1,047,878
   370,000      Great Central Mines NL                                                   754,309
 2,139,900      Homestake Gold of Australia                                            3,092,859
 1,000,000      Meekatharra Minerals Ltd.                                                243,424
   347,000      Newcrest Mining Ltd.                                                   1,425,398
   674,850      Normandy Mining Ltd.                                                     795,705
    92,800      North Flinders Mines Ltd.                                                499,798
 1,214,000      Placer Pacific Ltd.                                                    2,299,487
 1,311,543      Poseidon Gold Ltd.                                                     2,254,779
 1,018,333      Savage Resources Ltd.                                                    735,913
------------------------------------------------------------------------------------------------
                                                                                      15,506,423
------------------------------------------------------------------------------------------------
Canada -- 26.3%
   400,000      Antares Mining and Exploration Corp.                                      74,349
   245,000      Asia Pacific Resources Ltd.                                              892,565
   430,000      Bolivar Goldfields Ltd.                                                  303,717
   214,800      Cambior Inc.                                                           2,116,059
    11,000      Cambior Inc. Call Warrants, expire 6/30/96+                                4,907
   108,400      Canadian Crew Energy Corp.                                                80,595
   895,000      Compagnie Miniere Black Hawk Inc.                                        505,724
   120,000      Ecuadorian Minerals Corp.                                                120,446
   483,100      El Callao Mining Corp.                                                   233,468
    50,000      Euro Nevada Mining Corp.                                               1,654,275
    15,000      Franco Nevada Mining Corp. Ltd.                                          814,126
   214,000      Golden Star Resources Ltd.                                             1,073,978
   300,000      Gran Colombia Resources Inc. Units                                       312,268
   304,440      Granges Inc.                                                             554,556
    42,800      Guyanor Resources S.A.                                                    95,465
   100,000      International Gold Resources Corp.                                       408,922
   120,800      Kinross Gold Corp.                                                       898,141
   137,000      Miramar Mining Corp.                                                     700,279
   150,000      Namibian Minerals Corp.                                                  144,981
    50,000      Namibian Minerals Corp. Warrants, expire 1/13/96+ @                            0

                      See Notes to Financial Statements.

Smith Barney
Precious Metals and Minerals Fund Inc.
--------------------------------------------------------------------------------
Schedule of Investments (continued)                             October 31, 1995
--------------------------------------------------------------------------------

  SHARES                      SECURITY                                                  VALUE
================================================================================================
Canada -- 26.3% (continued)
   763,500      Reclamation Management Ltd.                                          $    39,736
   120,000      Royal Oak Mines Inc.                                                     437,175
   315,000      South Crofty Holding Ltd.                                                444,981
   164,000      Southern Africa Minerals Corp.                                           131,688
   355,000      T.V.X. Gold Inc.                                                       2,342,472
------------------------------------------------------------------------------------------------
                                                                                      14,384,873
------------------------------------------------------------------------------------------------
Finland -- 0.0%
    24,755      Outokumpu Oy Call Warrants, expire 6/28/96+                                2,623
------------------------------------------------------------------------------------------------
South Africa -- 8.1%
    70,700      Driefontein Consolidated Ltd.                                            790,015
    75,000      Driefontein Consolidated ADR                                             825,000
    55,000      Free State Consolidated Gold Mines Ltd.                                  512,778
   360,000      Ocean Diamond Mining Holdings                                            256,663
    32,550      Rustenburg Platinum Holdings                                             571,241
    11,000      Vaal Reefs Exploration and Mining Ltd.                                   628,908
    60,000      Western Areas Gold Mining Co. Ltd.                                       839,092
------------------------------------------------------------------------------------------------
                                                                                       4,423,697
------------------------------------------------------------------------------------------------
United Kingdom -- 5.7%
   411,562      Ivernia West PLC                                                         422,115
 1,450,000      Kenmare Resources Ltd.                                                   526,233
   683,000      Lonrho PLC                                                             1,686,619
   300,000      Reunion Mining PLC                                                       383,432
   100,000      Reunion Mining PLC Warrants, expire 4/1/97+ @                                  0
    59,000      Zambia Consolidated Copper Mines Ltd. Class B                            106,130
------------------------------------------------------------------------------------------------
                                                                                       3,124,529
------------------------------------------------------------------------------------------------
United States -- 31.5%
   257,400      Battle Mountain Gold Co.                                               1,962,675
    30,000      Canyon Resources Corp. Warrants, expire 12/31/95+                          4,687
   133,000      CN Free St Consol GM ADR                                               1,255,187
    73,700      Coeur D' Alene Mines Corp.                                             1,243,687
   179,300      Hecla Mining Co.                                                       1,322,337
   118,100      Homestake Mining Co.                                                   1,815,788
    93,000      Kinross Gold Corp.                                                       674,250

                      See Notes to Financial Statements.

Smith Barney
Precious Metals and Minerals Fund Inc.
--------------------------------------------------------------------------------
Schedule of Investments (continued)                             October 31, 1995
--------------------------------------------------------------------------------

  SHARES                      SECURITY                                                  VALUE
================================================================================================
United States -- 31.5% (continued)
    85,011      Newmont Mining Corp.                                                 $ 3,209,165
   105,650      Placer Dome, Inc.                                                      2,311,094
     7,856      Rustenburg Platinum Holdings ADR                                         143,372
   104,000      Stillwater Mining Co.                                                  1,755,000
    30,770      Tambang Timah GDR                                                        370,009
   203,000      Vaal Reefs Exploration and Mining Ltd. ADR                             1,154,563
------------------------------------------------------------------------------------------------
                                                                                      17,221,814
------------------------------------------------------------------------------------------------
                TOTAL INVESTMENTS -- 100%
                (Cost -- $53,856,824)++                                              $54,663,959
================================================================================================

 + Non-income producing security.

 @ Restricted security (See Note 10).

++ Aggregate cost for Federal income tax purposes is $55,012,347.

                      See Notes to Financial Statements.

Smith Barney
Precious Metals and Minerals Fund Inc.
--------------------------------------------------------------------------------
Statement of Assets and Liabilities                             October 31, 1995
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (Cost -- $53,856,824)                                           $54,663,959
   Foreign currency (Cost -- $465,903)                                                       468,398
   Receivable for Fund shares sold                                                         1,161,806
   Receivable for securities sold                                                          4,209,553
   Dividends receivable                                                                          333
   Other assets                                                                               12,975
----------------------------------------------------------------------------------------------------
   Total Assets                                                                           60,517,024
----------------------------------------------------------------------------------------------------
LIABILITIES:
   Payable to bank                                                                         5,025,186
   Payable for Fund shares purchased                                                         758,008
   Payable for open forward foreign currency contracts                                       334,724
   Distribution fees payable                                                                  47,517
   Investment advisory fees payable                                                           38,215
   Administration fee payable                                                                 10,191
   Accrued expenses                                                                           99,746
----------------------------------------------------------------------------------------------------
   Total Liabilities                                                                       6,313,587
----------------------------------------------------------------------------------------------------
Total Net Assets                                                                         $54,203,437
====================================================================================================
NET ASSETS:
   Par value of capital shares                                                           $     3,319
   Capital paid in excess of par value                                                    79,444,370
   Accumulated net investment loss                                                          (820,799)
   Accumulated net realized loss on investments                                          (24,906,318)
   Net unrealized appreciation of investments and foreign currencies                         482,865
----------------------------------------------------------------------------------------------------
Total Net Assets                                                                         $54,203,437
====================================================================================================
Shares Outstanding:
   Class A                                                                                 1,689,793
   -------------------------------------------------------------------------------------------------
   Class B                                                                                 1,593,919
   -------------------------------------------------------------------------------------------------
   Class C                                                                                    35,361
   -------------------------------------------------------------------------------------------------
Net Asset Value:
   Class A (and redemption price)                                                             $16.50
   -------------------------------------------------------------------------------------------------
   Class B *                                                                                  $16.15
   -------------------------------------------------------------------------------------------------
   Class C **                                                                                 $16.16
   -------------------------------------------------------------------------------------------------
Class A Maximum Public Offering Price Per Share
   (net asset value plus 5.26% of net asset value per share)                                  $17.37
====================================================================================================

 * Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed less than one year from initial purchase (See Note 2).

** Redemption price is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                      See Notes to Financial Statements.

Smith Barney
Precious Metals and Minerals Fund Inc.
--------------------------------------------------------------------------------
Statement of Operations                      For the Year Ended October 31, 1995
--------------------------------------------------------------------------------


INVESTMENT INCOME:
   Dividends                                                        $    892,366
   Interest                                                              279,352
   Less: Foreign withholding tax                                         (92,199)
--------------------------------------------------------------------------------
   Total Investment Income                                             1,079,519
--------------------------------------------------------------------------------
EXPENSES:
   Investment advisory fees (Note 2)                                     505,253
   Distribution fees (Note 2)                                            400,932
   Custody                                                               150,325
   Shareholder and system servicing fees                                 150,000
   Administration fees (Note 2)                                          134,734
   Audit and legal                                                        55,650
   Registration fees                                                      47,000
   Shareholder communications                                             44,000
   Directors' fees                                                        22,000
   Security loan fees                                                     18,346
   Pricing service fees                                                    2,500
   Other                                                                   4,716
--------------------------------------------------------------------------------
   Total Expenses                                                      1,535,456
--------------------------------------------------------------------------------
Net Investment Loss                                                     (455,937)
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCIES (NOTE 3):
   Realized Gain (Loss) From:
      Securities transactions                                          3,831,949
      Foreign currency transactions                                     (728,787)
--------------------------------------------------------------------------------
   Net Realized Gain                                                   3,103,162
--------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation of
   Investments and Foreign Currencies:
      Beginning of year                                               19,414,108
      End of year                                                        482,865
--------------------------------------------------------------------------------
   Decrease in Net Unrealized Appreciation                           (18,931,243)
--------------------------------------------------------------------------------
Net Loss on Investments and Foreign Currencies                       (15,828,081)
--------------------------------------------------------------------------------
Decrease in Net Assets From Operations                              $(16,284,018)
================================================================================

                      See Notes to Financial Statements.

Smith Barney
Precious Metals and Minerals Fund Inc.
--------------------------------------------------------------------------------
Statements of Changes in Net Assets              For the Years Ended October 31,
--------------------------------------------------------------------------------

                                                            1995           1994
===================================================================================
OPERATIONS:
   Net investment loss                                 $    (455,937) $    (658,340)
   Net realized gain                                       3,103,162      7,326,991
   Increase (decrease) in net unrealized appreciation    (18,931,243)     4,217,555
-----------------------------------------------------------------------------------
   Increase (Decrease) in
      Net Assets From Operations                         (16,284,018)    10,886,206
-----------------------------------------------------------------------------------
DISTRIBUTIONS TO
SHAREHOLDERS FROM:
   Net investment income                                          --             --
-----------------------------------------------------------------------------------
   Decrease in Net Assets From
      Distributions to Shareholders                               --             --
-----------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 11):
   Net proceeds from sale of shares                      490,041,739    438,381,108
   Net asset value of shares issued for
      reinvestment of dividends                                   --             --
   Cost of shares reacquired                            (498,628,547)  (437,184,725)
-----------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From
      Fund Share Transactions                             (8,586,808)     1,196,383
-----------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                        (24,870,826)    12,082,589
NET ASSETS:
   Beginning of year                                      79,074,263     66,991,674
-----------------------------------------------------------------------------------
   End of year*                                        $  54,203,437  $  79,074,263
===================================================================================
* Includes accumulated net investment loss of:             $(820,799)            --
===================================================================================

                      See Notes to Financial Statements.

Smith Barney
Precious Metals and Minerals Fund Inc.
--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

     1. Significant Accounting Policies

     Smith Barney Precious Metals and Minerals Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

     The significant accounting policies followed by the Fund are:
(a) securities transactions are accounted for on trade date; (b) securities traded in national securities markets are valued at the closing prices in the primary exchange on which they are traded; securities listed or traded on certain foreign exchanges or other markets whose operations are similar to the U.S. over-the counter market (including securities listed on exchanges where the primary market is believed to be over-the-counter) and listed securities for which no sale was reported on that date are valued at the mean between the bid and ask prices. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities. Gold bullion is valued at the daily London afternoon fixing; (c) short-term investments that have a maturity of
60 days or more are valued at prices based on market quotations for securities of similar type, yield and maturity; (d) short-term investments that have a maturity of 60 days or less are valued at cost plus accreted discount, or minus amortized premium, as applicable; (e) foreign currencies (and receivables and payables for unsettled foreign securities transactions) are translated into
U.S. Dollars based on the rate of exchange of such currencies against
U.S. Dollars on the date of valuation. Translation gains or losses resulting from changes in the exchange rate and realized gains and losses on the settlement of foreign currency transactions are reported in the statement of operations; (f) interest income, adjusted for amortization of premiums and accretion of discounts, is recorded on the accrual basis; (g) dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date; (h) gains or losses on the sale of securities are calculated by using the specific identification method; (i) direct expenses are charged to each class; management fees and general expenses are allocated on the basis of relative net assets; (j) in accordance with Statement of Position 93-2 Determination,
                                                          -------------
Disclosure, and Financial Statement Presentation of Income, Capital Gain, and
-----------------------------------------------------------------------------
Return of Capital
-----------------

Smith Barney
Precious Metals and Minerals Fund Inc.
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

Distributions by Investment Companies, book and tax basis differences relating
-------------------------------------
to shareholder distributions and other permanent book and tax differences are reclassified from accumulated net investment loss. As of October 31, 1995, the cumulative effect of such differences, totaling $358,987 were reclassified to paid-in capital from accumulated net investment loss. Net investment income, net realized gains, and net assets were not affected by this change; and (k) the Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

     In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss.

     2. Investment Advisory Agreement and Other Transactions

     Smith Barney Strategy Advisors Inc. ("SBSA"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), acts as investment advisor to the Fund. The Fund pays SBSA an advisory fee calculated at an annual rate of 0.75% on the average daily net assets. In addition, the Fund has also entered into a sub-advisory agreement with Lehman Brothers Global Asset Management Limited ("LBGAM"), a subsidiary of Lehman Brothers Holdings Inc. The Fund pays LBGAM a fee calculated at an annual rate of 0.375% of the average daily net assets.

     Smith Barney Mutual Funds Management Inc. (SBMFM), a subsidiary of SBH, acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets as defined above. These fees are calculated daily and paid monthly.

     In addition, The Boston Company Advisors, Inc. ("Boston Advisors"), an indirect wholly owned subsidiary of Mellon Bank Corporation, acted as sub-administrator to the Fund. SBMFM paid Boston Advisors a portion of its administration fee at a rate agreed upon from time to time between SBMFM and Boston Advisors. As of June 19, 1995 this relationship was terminated.

Smith Barney
Precious Metals and Minerals Fund Inc.
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

     Smith Barney Inc. ("SB"), another subsidiary of SBH, acts as distributor of the Fund's shares. For the year ended October 31, 1995, SB received sales charges of $76,401 on sales of the Fund's Class A shares.

     There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs less than one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. For the year ended October 31, 1995, CDSCs of $136,462 were paid to SB.

     Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class' shares. The Fund also pays a distribution fee with respect to Class B and C shares calculated at an annual rate of 0.75% of the average daily net assets for each class. For the year ended October 31, 1995, total Distribution Plan fees incurred were:


                                     Class A        Class B         Class C
=============================================================================
Distribution Plan Fees               $90,913        $307,367        $2,652
=============================================================================

     All officers and one Director of the Fund are employees of SB.

     3. Investments

     During the year ended October 31, 1995, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

=============================================================================
Purchases                                                      $27,453,450
-----------------------------------------------------------------------------
Sales                                                           34,808,602
=============================================================================

     At October 31, 1995, aggregate gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

=============================================================================
Gross unrealized appreciation                                  $ 7,753,697
Gross unrealized depreciation                                   (8,102,085)
-----------------------------------------------------------------------------
Net unrealized appreciation                                    $  (348,388)
=============================================================================

Smith Barney
Precious Metals and Minerals Fund Inc.
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

     4. Forward Foreign Currency Contracts

     At October 31, 1995, the Fund had open forward foreign currency contracts as described below. The Fund bears the market risk that arises from changes in foreign currency exchange rates. The unrealized gain (loss) on the contracts reflected in the accompanying financial statements are as follows:

                                    Local          Market             Settlement        Unrealized
Foreign Currency                  Currency         Value                 Date              Loss
======================================================================================================
To Sell:
Canadian Dollar                   23,778,030   $ 17,674,750             12/14/95        $ (263,030)
------------------------------------------------------------------------------------------------------
To Buy:
Canadian Dollar                   12,549,470      9,328,306             12/14/95           (71,694)
------------------------------------------------------------------------------------------------------
Total Market Value and
   Unrealized Loss
   on Forward Foreign
   Currency Contracts                           $27,003,056                              $(334,724)
======================================================================================================

     5. Futures Contracts

     Initial margin deposits made upon entering into futures contracts are recognized as assets. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

     At October 31, 1995, there were no open futures contracts.

     6. Options Contracts

     Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for

Smith Barney
Precious Metals and Minerals Fund Inc.
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

     When a Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised the cost of the security sold will be increased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise.

     7. Repurchase Agreements

     The Fund purchases (and its custodian takes possession of) U.S. Government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

     8. Fund Concentration of Risk

     The Fund's investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. Dollar can significantly affect the value of these investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

Smith Barney
Precious Metals and Minerals Fund Inc.
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

     In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

     The Fund also intends to invest at least 65% of its assets in precious metals-related investments. As a result of this concentration policy, which is a fundamental policy of the Fund, the Fund's investment may be subject to greater risk and market fluctuation than a fund that invests in securities representing a broader range of investment alternatives. Historically, stock prices of companies involved in precious metals-related industries have been volatile.

     9. Capital Loss Carryforward

     At October 31, 1995, the Fund had for Federal tax purposes approximately $25,026,387 of unused loss carryforwards, available to offset future realized capital gains through 2003. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and year of the expiration for each carryforward loss is indicated below.

                           10/31/97       10/31/98      10/31/99      10/31/00
===============================================================================
Carryforward Amounts      $4,905,753     $6,044,045    $8,661,333    $5,415,256
===============================================================================

     10. Restricted Securities

     The Fund's investments in the following securities are restricted as to resale and are valued under the direction of the Fund's Board of Directors in good faith, at fair value, taking into consideration the appropriate economic, financial and other pertinent available information pertaining to the restricted securities. At October 31, 1995, the Fund held the following restricted securities:

                                              Acquisition
   Security                                      Date                  Shares
===============================================================================
Namibian Minerals Corporation Purchase
     Warrants, expire 1/13/96                   11/26/93               50,000
Reunion Mining Warrants, expire 4/1/97          10/26/94              100,000
===============================================================================

     Each of the above restricted securities had a cost and fair market value determined to be $0, which equaled 0% of total net assets.

Smith Barney
Precious Metals and Minerals Fund Inc.
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

     11. Capital Shares

     At October 31, 1995, the Fund had three billion shares of $0.001 par value of capital stock authorized. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares. At October 31, 1995, total paid-in capital amounted to the following for each class:


                                      Class A           Class B         Class C
================================================================================
Total Paid-in Capital               $54,099,393       $24,752,277      $596,019
================================================================================

     Transactions in shares of each class were as follows:

                                                 Year Ended                                   Year Ended
                                              October 31, 1995*                            October 31, 1994
                                    ------------------------------------        -------------------------------------
                                       Shares                  Amount              Shares                  Amount
=====================================================================================================================
Class A
Shares sold                          20,611,514            $ 379,301,425         12,039,759             $ 245,612,815
Shares redeemed                     (20,851,338)            (384,748,O72)       (11,173,818)             (231,82O,671)
---------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                (239,824)           $  (5,446,647)           865,941             $  13,792,144
=====================================================================================================================
Class B
Shares sold                           5,952,309            $ 107,496,241          9,244,788             $ 192,768,293
Shares redeemed                      (6,141,956)            (111,234,263)        (9,961,611)             (205,364,054)
---------------------------------------------------------------------------------------------------------------------
Net Decrease                           (189,647)           $  (3,738,022)          (716,823)            $ (12,595,761)
=====================================================================================================================
Class C
Shares sold                             179,087            $   3,244,073                 --                        --
Shares redeemed                        (143,726)              (2,646,212)                --                        --
---------------------------------------------------------------------------------------------------------------------
Net Increase                             35,361            $     597,861                 --                        --
=====================================================================================================================

* For Class C shares, transactions are for the period from November 7, 1994 (inception date) to October 31, 1995.

     12. Subsequent Event

     At a special meeting held on December 18, 1995, the shareholders of the Fund approved a new management agreement (the "Agreement") between SBMFM and the Fund. Under the Agreement, SBMFM will provide investment advisory and administrative services. For these

Smith Barney
Precious Metals and Minerals Fund Inc.
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

services, SBMFM will be paid a management fee at an annual rate of 0.75% of the value of the Fund's daily net assets. The Agreement replaces the Fund's existing investment advisory and administration agreements with Smith Barney Strategy Advisors Inc. and SBMFM, respectively.

     Also on December 18, 1995, the shareholders of the Fund approved a proposal to amend the Fund's investment objective. As a result, the Fund's investment objective has been broadened to permit the Fund to seek long-term capital appreciation by investing primarily in "Natural Resource Investments" which are defined as: (1) equity and debt securities of companies principally engaged in
(a) owning or processing natural resources, such as precious metals, other minerals, water, timberland, agricultural commodities and forest products, (b) owning or producing sources of energy such as oil, natural gas, coal, uranium, geothermal, oil shale and biomass, (c) participating in the exploration and development, transportation, distribution, and/or processing of natural resources, (d) owning or controlling oil, gas, or other mineral leases, rights or royalties, (e) providing related services or supplies, such as drilling, well servicing, chemicals, parts and equipment, (f) developing or participating in energy-efficient technologies or (g) the upgrading or processing of raw commodities into intermediate products; and (2) gold bullion and gold coins. A company will be considered to be "principally engaged" in a business or an activity if it derives at least 50% of its total revenue from that business or activity.

     In conjunction with this change in investment objective, effective December 18, 1995, the name of the Fund became "Smith Barney Natural Resources Fund Inc."

Smith Barney
Precious Metals and Minerals Fund Inc.
--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year:


Class A Shares                                           1995           1994           1993           1992          1991
========================================================================================================================
Net Asset Value, Beginning of Year                     $21.44         $18.89         $13.27         $13.93        $13.63
------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income (loss)(1)                      (0.23)         (0.06)         (0.02)         (0.10)         0.16
   Net realized and unrealized gain (loss)              (4.71)          2.61           5.64          (0.47)         0.14
------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                     (4.94)          2.55           5.62          (0.57)         0.30
------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                                   --             --             --          (0.06)           --
   Net realized gains                                      --             --             --             --            --
   Capital                                                 --             --             --          (0.03)           --
------------------------------------------------------------------------------------------------------------------------
Total Distributions                                        --             --             --          (0.09)           --
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                           $16.50         $21.44         $18.89         $13.27        $13.93
------------------------------------------------------------------------------------------------------------------------
Total Return                                           (23.04)%        13.50%         42.35%         (4.09)%        2.20%
------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                        $27,884        $41,370        $20,097        $14,138       $17,167
------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                              1.99%          1.81%          2.17%          2.85%         2.24%
   Net investment income (loss)                         (1.46)         (0.34)         (0.14)         (0.76)         0.97
------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                    40%            50%           108%            58%           63%
========================================================================================================================
Average commissions paid on
   equity security transactions(2)                      $0.02             --             --             --            --
========================================================================================================================

(1) Includes realized gains and losses from foreign currency transactions.

(2) Due to new SEC disclosure guidelines, average commissions per share are calculated only for the current year and not for the prior periods.

Smith Barney
Precious Metals and Minerals Fund Inc.
--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year:


Class B Shares                                                        1995            1994           1993(1)
============================================================================================================
Net Asset Value, Beginning of Year                                  $21.14          $18.75           $13.35
------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment loss(2)                                            (0.22)          (0.33)           (0.15)
   Net realized and unrealized gain (loss)                           (4.77)           2.72             5.55
------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                                  (4.99)           2.39             5.40
------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                                                --              --               --
------------------------------------------------------------------------------------------------------------
Total Distributions                                                     --              --               --
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                        $16.15          $21.14          $ 18.75
------------------------------------------------------------------------------------------------------------
Total Return                                                        (23.60)%         12.75%           40.45%[+]
------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                                     $25,747         $37,704          $40,895
------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                                           2.62%           2.54%            2.98%+
   Net investment loss                                               (2.11)          (1.06)           (0.96)+
------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                                 40%             50%             108%
============================================================================================================
Average commissions paid on
   equity security transactions(3)                                   $0.02              --               --
============================================================================================================

(1) For the period from November 6, 1992 (inception date) to October 31, 1993.

(2) Includes realized gains and losses from foreign currency transactions.

(3) Due to new SEC disclosure guidelines, average commissions per share are calculated only for the current year and not for the prior periods.

[+] Total return is not annualized, as it may not be representative of the total return for the year.

  + Annualized.

Smith Barney
Precious Metals and Minerals Fund Inc.
--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year:


Class C Shares                                                         1995(1)
=============================================================================
Net Asset Value, Beginning of Year                                     $20.63
-----------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment loss(2)                                               (0.29)
   Net realized and unrealized loss                                     (4.18)
-----------------------------------------------------------------------------
Total Loss From Operations                                              (4.47)
-----------------------------------------------------------------------------
Less Distributions From:
   Net investment income                                                   --
-----------------------------------------------------------------------------
Total Distributions                                                        --
-----------------------------------------------------------------------------
Net Asset Value, End of Year                                           $16.16
-----------------------------------------------------------------------------
Total Return                                                           (21.67)%[+]
-----------------------------------------------------------------------------
Net Assets, End of Year (000s)                                           $572
-----------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                                             2.69%+
   Net investment loss                                                  (1.97)+
-----------------------------------------------------------------------------
Portfolio Turnover Rate                                                    40%
=============================================================================
Average commissions paid on
   equity security transactions(3)                                      $0.02
=============================================================================

(1) For the period from November 7, 1994 (inception date) to October 31, 1995.

(2) Includes realized gains and losses from foreign currency transactions.

(3) Due to new SEC disclosure guidelines, average commissions per share are calculated only for the current year and not for the prior periods.

[+] Total return is not annualized, as it may not be representative of the total return for the year.

  + Annualized.

Smith Barney
Precious Metals and Minerals Fund Inc.
--------------------------------------------------------------------------------
Additional Information
--------------------------------------------------------------------------------

     Change in Independent Auditors: On February 8, 1995, based upon the recommendation of the Audit Committee of the Fund, the Board of Trustees determined not to retain Coopers & Lybrand, L.L.P. ("Coopers & Lybrand") as the Fund's independent auditor and voted to appoint KPMG Peat Marwick LLP. During the Fund's two most recent fiscal years, Coopers & Lybrand's audit reports contained no adverse opinion or disclaimer of opinion; nor were the reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, during this same period there were no disagreements with Cooper & Lybrand on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Coopers & Lybrand, would have caused it to make references to the subject matter of such disagreements in connection with its audit reports. The Fund has requested Coopers & Lybrand to provide a letter to the Securities & Exchange Commission stating whether Coopers & Lybrand agrees with the foregoing statements, and to provide the Fund with a copy of such letter. A copy of this letter is available upon request by calling the Fund at
(212) 723-9218.

Smith Barney
Precious Metals and Minerals Fund Inc.
--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------
The Shareholders and Board of Directors of
Smith Barney Precious Metals and Minerals Fund Inc.:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Precious Metals and Minerals Fund Inc. as of October 31, 1995, and the related statements of operations, changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 1994 and the financial highlights for each of the years in the four-year period then ended, were audited by other auditors whose report thereon, dated December 29, 1994, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Smith Barney Precious Metals and Minerals Fund Inc. as of October 31, 1995, and the results of its operations, changes in its net assets and financial highlights for the year then ended, in conformity with generally accepted accounting principles.

                           /s/ KPMG Peat Marwick LLP

New York, New York
December 28, 1995

SMITH BARNEY
PRECIOUS METALS
AND MINERALS
FUND INC.

DIRECTORS
Herbert Barg
Alfred J. Bianchetti
Martin Brody
Dwight B. Crane
Burt N. Dorsett
Elliot S. Jaffe
Stephen E. Kaufman
Joseph J. McCann
Heath B. McLendon, Chairman
Cornelius C. Rose, Jr.

OFFICERS
Heath B. McLendon
Chairman and Investment Officer

Jessica M. Bibliowicz
President

Lewis E. Daidone
Senior Vice President
and Treasurer

Aisling O'Duffy
Investment Officer

Irving P. David
Controller

Christina T. Sydor
Secretary

INVESTMENT ADVISER
Smith Barney
Strategy Advisors Inc.

                                  Smith Barney
                                  ------------
                                  A Member of TravelersGroup [LOGO APPEARS HERE]

SUB-INVESTMENT ADVISER
Lehman Brothers Global Asset
Management Limited

DISTRIBUTOR
Smith Barney Inc.

CUSTODIAN
Morgan Guaranty Trust Company
of New York

SHAREHOLDER
SERVICING AGENT
First Data Investor Services Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134

This report is submitted for the general information of the shareholders of Smith Barney Precious Metals and Minerals Fund Inc. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.


SMITH BARNEY
PRECIOUS METALS
AND MINERALS
FUND INC.
388 Greenwich Street
New York, New York 10013

FD0299 12/95